 Exhibit 99.2

CLEARWATER PAPER CORPORATIONFOURTH QUARTER AND FULL YEAR 2018SUPPLEMENTAL INFORMATION  03/12/19 LINDA MASSMANPRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTORJOHN HERTZSENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER

   FORWARD-LOOKING STATEMENTS  This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Shelby, North Carolina expansion; financial models; estimated Q1 2019 net earnings, EBITDA, adjusted EBITDA, operating income, adjusted operating income, adjusted net earnings, net earnings per diluted common share, adjusted net earnings per diluted common share, net sales and adjusted operating margin; and Q1 2019 product pricing and sales mix, product volumes shipped, pulp, transportation and maintenance. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;the loss of, changes in prices in regard to, or reduction in, orders from a significant customer;changes in customer product preferences and competitors' product offerings;our ability to complete construction of our new tissue manufacturing operations in Shelby, North Carolina on time and within current cost expectations;customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations when they are completed;consolidation and vertical integration of converting operations in the paperboard industry;our ability to successfully implement our operational efficiencies and cost savings strategies, along with related capital projects, and achieve the expected operational or financial results of those projects, including from the continuous digester at our Lewiston, Idaho facility;changes in the cost and availability of wood fiber and wood pulp;changes in transportation costs and disruptions in transportation services;labor disruptions;changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunctions and damage to our manufacturing facilities;changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;larger competitors having operational and other advantages;cyclical industry conditions;changes in expenses, required contributions and potential withdrawal costs associated with our pension plans;environmental liabilities or expenditures;cyber-security risks;reliance on a limited number of third-party suppliers for raw materials;our ability to attract, motivate, train and retain qualified and key personnel;material weaknesses in our internal control over financial reporting;our substantial indebtedness and ability to service our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation.   2

# 2018 FULL YEAR HIGHLIGHTS

CLEARWATER PAPER

**$1,724 MILLION NET SALES**, FLAT VS. 2017

**($98) MILLION GAAP OPERATING LOSS**

$177 MILLION ADJUSTED EBITDA[1]

**DILUTED GAAP EPS OF ($8.72)** AND ADJUSTED DILUTED EPS OF $2.55[1]

ACHIEVED RECORD PAPERBOARD PRODUCTION AND SHIPMENTS

COMPLETED SALE OF LADYSMITH MILL

**$195 MILLION NON CASH GOODWILL IMPAIRMENT** CHARGE RELATED TO CONSUMER PRODUCTS

STARTED TISSUE CONVERTING OPERATIONS AT OUR EXPANDED SHELBY FACILITY

COMPLETED SG&A COST SAVINGS ACTIONS RESULTING IN A $13 MILLION REDUCTION IN 2018 WITH AN EXPECTED FULL $20 MILLION RUN RATE REDUCTION IN 2019

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

3

   FOURTH QUARTERFINANCIAL HIGHLIGHTS  $429 MILLION NET SALES, FLAT VS. Q3'18 ($175) MILLION GAAP OPERATING LOSS$45 MILLION ADJUSTED EBITDA1, AT HIGH END OF THE OUTLOOK RANGE OF $40 TO $46 MILLION DILUTED GAAP EPS OF ($11.39) AND ADJUSTED DILUTED EPS OF $0.451CPD REVERSED OPERATING LOSS TO INCOME$195 MILLION NON CASH GOODWILL IMPAIRMENT CHARGE RELATED TO CONSUMER PRODUCTS  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  4

# FINANCIAL SUMMARY (GAAP BASIS)
## (UNAUDITED)

CLEARWATER PAPER.

| (Dollars in thousands - except per-share amounts) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | Q3'18 | Q4'18 | Twelve Months Ended December 31, 2017 | 2018 |
|---|---|---|---|---|---|---|---|---|---|---|
| Net sales | $437,525 | $429,663 | $426,504 | $436,716 | $436,952 | $432,099 | $426,460 | $428,707 | $1,730,408 | $1,724,218 |
| Gross Profit[1] | $50,465 | $48,602 | $39,742 | $61,258 | $44,519 | $44,945 | $50,239 | $46,503 | $200,067 | $186,206 |
| Selling, general and administrative expenses[1] | ($29,955) | ($29,454) | ($34,582) | ($34,891) | ($32,980) | ($26,564) | ($26,283) | ($27,161) | ($128,882) | ($112,988) |
| Operating income (loss)[1] | $20,510 | $19,148 | $5,160 | $26,367 | $11,539 | $18,381 | $46,900 | ($174,729) | $71,185 | ($97,909) |
| Consumer Products[1] | $6,204 | $10,698 | $4,525 | $7,546 | $1,629 | ($3,604) | ($1,269) | $513 | $28,973 | ($2,731) |
| Gain on divested assets | $— | $— | $— | $— | $— | $— | $22,944 | $1,008 | $— | $23,952 |
| Goodwill impairment | $— | $— | $— | $— | $— | $— | $— | ($195,079) | $— | ($195,079) |
| Pulp and Paperboard[1] | $27,200 | $21,071 | $14,735 | $34,354 | $26,154 | $34,192 | $38,280 | $31,800 | $97,360 | $130,426 |
| Corporate[1] | ($12,894) | ($12,621) | ($14,100) | ($15,533) | ($16,244) | ($12,207) | ($13,055) | ($12,971) | ($55,148) | ($54,477) |
| Operating margin[1] | 4.7% | 4.5% | 1.2% | 6.0% | 2.6% | 4.3% | 11.0% | (40.8)% | 4.1% | (5.7)% |
| Interest expense, net | ($8,043) | ($7,673) | ($7,683) | ($7,975) | ($8,020) | ($7,723) | ($7,547) | ($7,330) | ($31,374) | ($30,620) |
| Non-operating pension and other postretirement benefit income (costs)[1] | $48 | $517 | $291 | $287 | ($1,279) | ($1,187) | ($1,234) | ($1,233) | $1,143 | ($4,933) |
| Income tax (provision) benefit[2] | ($5,000) | ($3,955) | $3,095 | $62,245 | $360 | ($2,510) | ($3,675) | ($4,480) | $56,385 | ($10,305) |
| Net earnings (loss) | $7,515 | $8,037 | $863 | $80,924 | $2,600 | $6,961 | $34,444 | ($187,772) | $97,339 | ($143,767) |
| Net earnings (loss) per diluted common share | $0.45 | $0.48 | $0.05 | $4.88 | $0.16 | $0.42 | $2.08 | ($11.39) | $5.88 | ($8.72) |

[1] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[2] The income tax benefit in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

5

# FINANCIAL SUMMARY (ADJUSTED BASIS)
## (UNAUDITED)

CLEARWATER PAPER.

| (Dollars in thousands - except per-share amounts) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | Q3'18 | Q4'18 | Q1'19 Outlook[7] | 2017 | 2018 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Net sales | $437,525 | $429,663 | $426,504 | $436,716 | $436,952 | $432,099 | $426,460 | $428,707 | 1% - 2% Lower | $1,730,408 | $1,724,218 |
| Adjusted gross profit[1,3] | $56,668 | $49,820 | $41,048 | $61,675 | $44,712 | $45,768 | $50,399 | $46,601 | | $209,211 | $187,480 |
| Adjusted gross profit margin[1,2,3] | 13.0% | 11.7% | 9.7% | 14.2% | 10.2% | 10.6% | 11.8% | 10.9% | | 12.1% | 10.9% |
| Adjusted selling, general and administrative expenses[1,3] | ($31,290) | ($30,832) | ($29,158) | ($29,941) | ($28,778) | ($27,171) | ($25,644) | ($26,182) | | ($121,221) | ($107,775) |
| Adjusted operating income (loss)[1,3] | $25,378 | $18,988 | $11,890 | $31,734 | $15,934 | $18,597 | $24,755 | $20,419 | | $87,990 | $79,705 |
| Consumer Products[3] | $12,407 | $11,916 | $10,312 | $11,513 | $3,072 | ($2,596) | ($1,024) | $852 | | $46,148 | $304 |
| Pulp and Paperboard[3] | $27,200 | $21,071 | $14,735 | $34,486 | $26,445 | $34,284 | $38,351 | $31,806 | | $97,492 | $130,886 |
| Corporate[3] | ($14,229) | ($13,999) | ($13,157) | ($14,265) | ($13,583) | ($13,091) | ($12,572) | ($12,239) | | ($55,650) | ($51,485) |
| Adjusted operating margin[1,3,4] | 5.8% | 4.4% | 2.8% | 7.3% | 3.6% | 4.3% | 5.8% | 4.8% | 3.0% - 4.5% | 5.1% | 4.6% |
| Interest expense, net | ($8,043) | ($7,673) | ($7,683) | ($7,975) | ($8,020) | ($7,723) | ($7,547) | ($7,330) | | ($31,374) | ($30,620) |
| Non-operating pension and other postretirement benefit income (costs)[3] | $48 | $517 | $291 | $287 | ($1,279) | ($1,187) | ($1,234) | ($1,233) | | $1,143 | ($4,933) |
| Adjusted income tax (provision) benefit[1,5] | ($6,655) | ($3,902) | $807 | ($9,597) | ($1,415) | ($2,566) | $6,315 | ($4,494) | | ($19,347) | ($2,160) |
| Adjusted net earnings[1] | $10,728 | $7,930 | $5,305 | $14,449 | $5,220 | $7,121 | $22,289 | $7,362 | | $38,412 | $41,992 |
| Depreciation and amortization expense | $27,557 | $26,055 | $25,856 | $25,522 | $25,167 | $25,177 | $25,342 | $26,267 | | $104,990 | $101,953 |
| Adjusted EBITDA[1] | $49,320 | $45,023 | $37,621 | $57,543 | $39,822 | $42,587 | $48,863 | $45,453 | $37,000 - $43,000 | $189,507 | $176,725 |
| Consumer Products[3] | $26,986 | $27,671 | $25,969 | $25,913 | $17,369 | $11,624 | $13,423 | $15,672 | | $106,539 | $58,088 |
| Pulp and Paperboard[3] | $35,305 | $29,427 | $23,063 | $44,171 | $35,874 | $43,645 | $47,667 | $41,498 | | $131,966 | $168,684 |
| Corporate[3] | ($12,971) | ($12,075) | ($11,411) | ($12,541) | ($13,421) | ($12,682) | ($12,227) | ($11,717) | | ($48,998) | ($50,047) |
| Adjusted EBITDA margin[1,6] | 11.3% | 10.5% | 8.8% | 13.2% | 9.1% | 9.9% | 11.5% | 10.6% | | 11.0% | 10.2% |
| Adjusted net earnings per diluted common share[1] | $0.64 | $0.48 | $0.32 | $0.87 | $0.31 | $0.43 | $1.35 | $0.45 | | $2.32 | $2.55 |
| Consolidated Secured Leverage Ratio[1,8] | 3.37 | 3.71 | 3.69 | 3.86 | 4.15 | 3.95 | 3.97 | 0.99 | | 3.86 | 0.99 |
| Cash flow from operations | $45,538 | $58,061 | $48,577 | $26,494 | $30,853 | $80,023 | $10,223 | $47,800 | | $178,670 | $168,899 |
| Capital Expenditures | $41,804 | $47,750 | $49,269 | $59,862 | $49,747 | $117,712 | $85,040 | $85,451 | | $198,685 | $337,950 |

[1] Non-GAAP measure - See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.
[3] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[4] Adjusted operating margin is defined as Adjusted operating income divided by Net sales.
[5] The income tax benefit in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.
[6] Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.
[7] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.
[8] Consolidated secured leverage ratio is calculated as the net secured debt to rolling four quarter total adjusted EBITDA plus franchise taxes and other reocuring non-cash items.

6

# 2018 VS. 2017 CONSOLIDATED ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

| | |
|---|---|
| PRICE/MIX | Lower tissue pricing and weaker mix partially offset by paperboard price increases |
| VOLUME | Lower tissue shipments primarily due to the sale of our Ladysmith mill in August, offset by record paperboard production and shipments |
| PULP | Higher purchased pulp pricing due to tight pulp market |
| WOOD FIBER | Higher wood fiber pricing |
| TRANSPORTATION | Higher freight costs due to line haul rate increases partly offset by reduction in miles due to operating model improvements |
| MAINTENANCE | Absence of planned major maintenance at paperboard facilities |
| SG&A | SG&A cost reduction initiative and lower profit dependent accruals |
| PENSION & OPEB | Lower OPEB Income due to smaller actuarial gain amortization |



ADJ. EBITDA[1]
(MILLIONS)
$200
$190
$180
$170
$160
$150
$140
$130
$189.5
-$10.8
-$0.7
-$10.2
-$17.0
-$12.5
$30.0
$13.3
-$6.1
$1.2
$176.7
2017 Adj. EBITDA 1
Price/Mix
Volume
Pulp
Wood Fiber
Transportation
Maintenance
SG&A
Pension & OPEB
Other
2018 Adj. EBITDA 1

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

7

# Q4'18 VS. Q3'18 CONSOLIDATED ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

| | |
|---|---|
| PRICE/MIX | Higher paperboard and tissue pricing from previously announced price increases partially offset by weaker paperboard mix |
| VOLUME | Lower tissue shipments due to the sale of our Ladysmith mill and seasonally lower tissue demand |
| TRANSPORTATION | CPD operating model improvements from reduced freight and external warehousing costs |
| ENERGY | Higher natural gas prices due to a pipeline disruption impacting the Idaho mill partially offset by lower electrical rates at the Las Vegas mill |
| MAINTENANCE | Recovery boiler maintenance at the Idaho and Arkansas mills |
| IDAHO PULP DISRUPTION | Higher purchased pulp due to Idaho mill pulp production disruption, net of insurance recovery |



ADJ. EBITDA¹ (MILLIONS)
$54
$52
$50
$48
$46
$44
$42
$48.9
$1.7
-$1.8
$2.7
-$1.1
-$2.5
-$2.5
$0.1
$45.5
Q3'18 Adj. EBITDA ¹
Price/Mix
Volume
Transportation
Energy
Maintenance
Idaho Pulp Disruption
Other
Q4'18 Adj. EBITDA ¹

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

8

# KEY SEGMENT RESULTS - CONSUMER PRODUCTS (UNAUDITED)

CLEARWATER PAPER

| | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | Q3'18 | Q4'18 | CONSUMER PRODUCTS CROSS-CYCLE FINANCIAL MODEL |
|---|---|---|---|---|---|---|---|---|---|
| Shipments | | | | | | | | | |
| Retail (short tons) | 78,686 | 77,714 | 77,544 | 75,123 | 80,971 | 73,070 | 70,335 | 69,480 | |
| Non-Retail (short tons)[1] | 16,678 | 13,736 | 12,958 | 12,190 | 11,236 | 17,316 | 18,525 | 11,500 | |
| Total Tissue Tons | 95,364 | 91,450 | 90,502 | 87,313 | 92,207 | 90,386 | 88,860 | 80,980 | |
| Converted Products (cases in thousands)[2] | 13,123 | 12,709 | 12,727 | 12,662 | 13,262 | 12,027 | 11,789 | 11,621 | |
| Sales Price | | | | | | | | | |
| Retail ($/short ton) | $2,772 | $2,723 | $2,754 | $2,855 | $2,715 | $2,707 | $2,615 | $2,776 | |
| Non-Retail ($/short ton)[1] | $1,439 | $1,454 | $1,468 | $1,480 | $1,509 | $1,372 | $1,491 | $1,727 | |
| Total Tissue ($/short ton) | $2,539 | $2,533 | $2,574 | $2,663 | $2,568 | $2,451 | $2,381 | $2,627 | |
| Segment net sales ($ in thousands) | $242,423 | $231,912 | $232,916 | $234,656 | $238,842 | $221,585 | $211,642 | $212,743 | |
| Segment GAAP operating income (loss)[3,6] ($ in thousands) | $6,204 | $10,698 | $4,525 | $7,546 | $1,629 | ($3,604) | $21,675 | ($193,558) | |
| Segment GAAP operating margin | 2.6% | 4.6% | 1.9% | 3.2% | 0.7% | (1.6)% | 10.2% | (91.0)% | |
| Segment Adjusted EBITDA[3,4] ($ in thousands) | $26,986 | $27,671 | $25,969 | $25,913 | $17,369 | $11,624 | $13,423 | $15,672 | |
| Segment Adjusted EBITDA margin[5] | 11.1% | 11.9% | 11.1% | 11.0% | 7.3% | 5.2% | 6.3% | 7.4% | 17.0% |

[1] Includes away-from-home (AFH), contract and parent roll tissue products.
[2] Includes retail, AFH, and contract tissue case products.
[3] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[4] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[5] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales
[6] Operating income (loss) for Q3'18 and Q4'18 includes $22.9 million and $1.0 million, respectively, for the gain on divested assets, net.

9

   CLEARWATER PAPERTISSUE SHIPMENTSAND U.S. RETAIL TISSUE MARKET  U.S. Retail Tissue Market Q4'18 ($) (MultiOutlet)1                  CATEGORY  PRIVATELABEL      BRANDS      TOTAL                      Total RetailTissue Share ($)  31%    69%    100%  % ChangeQ4’18 vs. Q3’18  0.8%    (0.8)%    —  %   1 Data Source: IRI Worldwide data through December 31, 2018.  CLW Q4'18 by Market Segment(% of Tons)  CLW Q3'18 by Market Segment(% of Tons)  Other  Parent Rolls  Parent Rolls  AFH  AFH  Retail  Retail  10  Other  1%   1%

# Q4'18 VS. Q3'18 CONSUMER PRODUCTS ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

| | |
|---|---|
| PRICE/MIX | Higher pricing due to previously announced price increases and higher mix of cases and lower parent roll shipments due to Ladysmith divestiture |
| VOLUME | Lower shipments due to the sale of our Ladysmith mill and seasonally lower demand |
| TRANSPORTATION | Operating model improvements from reduced freight and external warehousing costs |
| ENERGY | Seasonally lower electrical rates at Las Vegas mill |
| IDAHO PULP DISRUPTION | Higher purchased pulp due to Idaho mill pulp production disruption, net of insurance recovery |



SEGMENT ADJ. EBITDA[1] (MILLIONS)
$20
$18
$16
$14
$12
$10
$8
$13.4
$1.8
-$1.8
$2.7
$0.7
-$1.0
-$0.1
$15.7
Q3'18 Segment Adj. EBITDA [1]
Price/Mix
Volume
Transportation
Energy
Idaho Pulp Disruption
Other
Q4'18 Segment Adj. EBITDA [1]

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

11

# KEY SEGMENT RESULTS – PULP AND PAPERBOARD (UNAUDITED)

| | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | Q3'18 | Q4'18 | PULP AND PAPERBOARD CROSS-CYCLE FINANCIAL MODEL |
|---|---|---|---|---|---|---|---|---|---|
| Shipments[1] | | | | | | | | | |
| Paperboard (short tons) | 210,382 | 207,152 | 200,569 | 210,098 | 206,309 | 216,582 | 218,135 | 218,322 | |
| Sales Price[1] | | | | | | | | | |
| Paperboard ($/short ton) | $927 | $955 | $965 | $962 | $960 | $972 | $985 | $982 | |
| Segment net sales ($ in thousands) | $195,102 | $197,751 | $193,588 | $202,060 | $198,110 | $210,514 | $214,818 | $215,964 | |
| Segment GAAP operating income[2] ($ in thousands) | $27,200 | $21,071 | $14,735 | $34,354 | $26,154 | $34,192 | $38,280 | $31,800 | |
| Segment GAAP operating margin | 13.9% | 10.7% | 7.6% | 17.0% | 13.2% | 16.2% | 17.8% | 14.7% | |
| Segment Adjusted EBITDA[2,3] ($ in thousands) | $35,305 | $29,427 | $23,063 | $44,171 | $35,874 | $43,645 | $47,667 | $41,498 | |
| Segment Adjusted EBITDA margin[4] | 18.1% | 14.9% | 11.9% | 21.9% | 18.1% | 20.7% | 22.2% | 19.2% | 19.0% |

[1] Shipments and Sales Price exclude Scrap Sales in the fourth quarter of 2018
[2] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[3] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[4] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.

12

# CLEARWATER PAPER PAPERBOARD SHIPMENTS AND U.S. PAPERBOARD MARKET

CLEARWATER PAPER

CLW Q4'18 by Market Segment
(% of Tons)



Folding
56%
Food
Service
37%
Liquid
Pkg
7%

CLW Q3'18 by Market Segment
(% of Tons)



Folding
55%
Food
Service
37%
Liquid
Pkg
8%

U.S. Paperboard Production Q4'18[3]

| CATEGORY | CLEARWATER PAPER | OTHER |
|---|---|---|
| Total Domestic SBS[1] Market Share | 14% | 86% |
| Folding | 19% | 81% |
| Food Service[2] | 14% | 86% |
| Liquid Packaging | 5% | 95% |

[1] Solid Bleached Sulfate.
[2] Food Service includes cup, plate, dish and tray products.
[3] Data Source: American Forest and Paper Association Solid Bleached Domestic Production – December 31, 2018.

13

 PRICE/MIX    Weaker mix largely offset by higher prices due to previously announced price increase  VOLUME    Flat  ENERGY    Higher natural gas prices due to a pipeline disruption impacting the Idaho mill  MAINTENANCE    Recovery boiler maintenance at the Idaho and Arkansas mills  IDAHO PULP DISRUPTION    Higher purchased pulp due to Idaho mill pulp production disruption, net of insurance recovery  Q4’18 vs. Q3'18 PULP AND PAPERBOARD ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  SEGMENT ADJ. EBITDA1(MILLIONS)  1  1  14

 CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.                                        Twelve Months Ended December 31,          CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL    (Dollars in thousands)  Q1'17    Q2'17    Q3'17    Q4'17    Q1'18    Q2'18    Q3'18    Q4'18      2017    2018                                                            Net sales  100%  100%  100%  100%  100%  100%  100%  100%    100%  100%    100  %  Adjusted gross profit margin1  13.0%  11.7%  9.7%  14.2%  10.2%  10.6%  11.8%  10.9%    12.1%  10.9%    17.0  %  Adjusted SG&A expenses1 as % of net sales  (7.2%)  (7.2%)  (6.8%)  (6.9%)  (6.6%)  (6.3%)  (6.0%)  (6.1%)    (7.0%)  (6.3%)    (6.0%)  Adjusted operating margin1  5.8%  4.4%  2.8%  7.3%  3.6%  4.3%  5.8%  4.8%    5.1%  4.6%    11.0  %  Adjusted net earnings1 as % of net sales  2.5%  1.8%  1.2%  2.5%  1.2%  1.6%  5.2%  1.7%    2.2%  2.4%    5.0  %  Adjusted EBITDA margin1  11.3%  10.5%  8.8%  13.2%  9.1%  9.9%  11.5%  10.6%    11.0%  10.2%    15.0%  15

# Q1'19 ADJUSTED EBITDA OUTLOOK[1] AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

| | OUTLOOK | |
|---|---|---|
| | THREE MONTHS ENDING MARCH 31, 2019 | |
| | RANGE OF ESTIMATE | |
| (Dollars in thousands) | FROM | TO |
| Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[2]: | | |
| GAAP net earnings | $1,500 | $5,500 |
| Interest expense, net | 7,900 | 8,100 |
| Income tax provision | 600 | 1,900 |
| Depreciation and amortization expense | 25,500 | 26,000 |
| EBITDA[2] | $35,500 | $41,500 |
| Directors' equity-based compensation expense | 500 | 500 |
| Reorganization expenses associated with SG&A cost control measures | 100 | 100 |
| Other | 900 | 900 |
| Adjusted EBITDA[3] | $37,000 | $43,000 |

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.
[2] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

16

# Q1'19 ADJUSTED NET EARNINGS OUTLOOK[1] AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

| | OUTLOOK | |
|---|---|---|
| | THREE MONTHS ENDING MARCH 31, 2019 | |
| | RANGE OF ESTIMATE | |
| (Dollars in thousands) | FROM | TO |
| GAAP Operating Income | $11,000 | $17,000 |
| Directors' equity-based compensation expense | 500 | 500 |
| Reorganization expenses associated with SG&A cost control measures | 100 | 100 |
| Other | 900 | 900 |
| Adjusted operating income[2] | $12,500 | $18,500 |

| (Dollars in thousands) | FROM | TO |
|---|---|---|
| GAAP net earnings | $1,500 | $5,500 |
| Adjustments, after tax[3]: | | |
| Directors' equity-based compensation expense | 370 | 370 |
| Reorganization expenses associated with SG&A cost control measures | 70 | 70 |
| Other | 670 | 670 |
| Adjusted net earnings[2] | $2,610 | $6,610 |

| | FROM | TO |
|---|---|---|
| GAAP net earnings per diluted common share[4] | $0.09 | $0.33 |
| Adjusted net earnings per diluted common share[2,4] | $0.16 | $0.40 |

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2.
[2] Adjusted operating income, Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] All non-tax items are tax effected at a 26% annual rate.
[4] GAAP net earnings per diluted common share and Adjusted net earnings per diluted common share are calculated utilizing fourth quarter 2018 diluted average common shares outstanding of 16,491 (in thousands).

17

   Q1'19 OUTLOOK1    1% - 2% Lower    3.0% - 4.5%    $37M - $43M    $0.16 - $0.40  NET SALES  ADJUSTED OPERATING MARGIN2,3  ADJUSTED EBITDA2  ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE2,4    1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.2 Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure.3 Adjusted operating margin is defined as net sales divided by adjusted operating income.4 Adjusted net earnings per diluted common share is calculated utilizing fourth quarter 2018 diluted average common shares outstanding of 16,491 (in thousands).  18

 APPENDIX    19

# ADJUSTED GROSS PROFIT & ADJUSTED SG&A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER®

| (Dollars in thousands) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | Q3'18 | Q4'18 | Twelve Months Ended December 31, 2017 | 2018 |
|---|---|---|---|---|---|---|---|---|---|---|
| Gross profit[1,2] | $50,465 | $48,602 | $39,742 | $61,258 | $44,519 | $44,945 | $50,239 | $46,503 | $200,067 | $186,206 |
| Costs associated with Long Island facility closure | 466 | 661 | 610 | 298 | — | — | — | — | 2,035 | — |
| Costs associated with Oklahoma City facility closure | 5,737 | 275 | 576 | 119 | — | — | — | — | 6,707 | — |
| Write-off of assets as a result of Warehouse Automation project | — | 41 | — | — | — | — | — | — | 41 | — |
| Accelerated depreciation of assets as a result of Warehouse Automation project | — | 241 | 120 | — | — | — | — | — | 361 | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | — | — | 193 | 31 | 2 | — | — | 226 |
| Consumer Products reorganization related expenses | — | — | — | — | — | 792 | 158 | 98 | — | 1,048 |
| Adjusted gross profit[3] | $56,668 | $49,820 | $41,048 | $61,675 | $44,712 | $45,768 | $50,399 | $46,601 | $209,211 | $187,480 |
| Selling, general and administrative expenses (SG&A)[2] | ($29,955) | ($29,454) | ($34,582) | ($34,891) | ($32,980) | ($26,564) | ($26,283) | ($27,161) | ($128,882) | ($112,988) |
| Directors' equity-based compensation (benefit) expense | (1,450) | (1,483) | 463 | (363) | (709) | (1,990) | 769 | (410) | (2,833) | (2,340) |
| Costs associated with Oklahoma City facility closure | — | — | 4,481 | 3,530 | — | — | — | — | 8,011 | — |
| Manchester Industries acquisition related expenses | 115 | 105 | — | — | — | — | — | — | 220 | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | 480 | 1,783 | 4,911 | 1,045 | 208 | 545 | 2,263 | 6,709 |
| Other | — | — | — | — | — | 338 | (338) | 844 | — | 844 |
| Adjusted selling, general and administrative expenses[3] | ($31,290) | ($30,832) | ($29,158) | ($29,941) | ($28,778) | ($27,171) | ($25,644) | ($26,182) | ($121,221) | ($107,775) |

[1] Gross profit is defined as net sales minus cost of sales.
[2] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[3] Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.

20

# SEGMENT ADJUSTED OPERATING INCOME (LOSS) RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

| (Dollars in thousands) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | Q3'18 | Q4'18 | Twelve Months Ended December 31, 2017 | 2018 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Consumer Products** | | | | | | | | | | |
| Operating income (loss)[1,3] | $6,204 | $10,698 | $4,525 | $7,546 | $1,629 | ($3,604) | $21,675 | ($193,558) | $28,973 | ($173,858) |
| Costs associated with Long Island facility closure | 466 | 661 | 610 | 298 | — | — | — | — | 2,035 | — |
| Costs associated with Oklahoma City facility closure | 5,737 | 275 | 5,057 | 3,649 | — | — | — | — | 14,718 | — |
| Write-off of assets as a result of Warehouse Automation project | — | 41 | — | — | — | — | — | — | 41 | — |
| Accelerated depreciation of assets as a result of Warehouse Automation project | — | 241 | 120 | — | — | — | — | — | 361 | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | — | 20 | 1,443 | 216 | 87 | 241 | 20 | 1,987 |
| Consumer Products reorganization related expenses | — | — | — | — | — | 792 | 158 | 98 | — | 1,048 |
| Gain on divested assets, net | — | — | — | — | — | | (22,944) | (1,008) | — | (23,952) |
| Goodwill impairment | | | | | — | — | — | 195,079 | — | 195,079 |
| Adjusted Consumer Products operating income (loss)[2] | $12,407 | $11,916 | $10,312 | $11,513 | $3,072 | ($2,596) | ($1,024) | $852 | $46,148 | $304 |
| **Pulp and Paperboard** | | | | | | | | | | |
| Operating Income[1] | $27,200 | $21,071 | $14,735 | $34,354 | $26,154 | $34,192 | $38,280 | $31,800 | $97,360 | $130,426 |
| Reorganization expenses associated with SG&A cost control measures | — | — | — | 132 | 291 | 92 | 71 | 6 | 132 | 460 |
| Adjusted Pulp and Paperboard operating income[2] | $27,200 | $21,071 | $14,735 | $34,486 | $26,445 | $34,284 | $38,351 | $31,806 | $97,492 | $130,886 |
| **Corporate** | | | | | | | | | | |
| Operating loss[1] | ($12,894) | ($12,621) | ($14,100) | ($15,533) | ($16,244) | ($12,207) | ($13,055) | ($12,971) | ($55,148) | ($54,477) |
| Directors' equity-based compensation (benefit) expense | (1,450) | (1,483) | 463 | (363) | (709) | (1,990) | 769 | (410) | (2,833) | (2,340) |
| Manchester Industries acquisition related expenses | 115 | 105 | — | — | — | — | — | — | 220 | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | 480 | 1,631 | 3,370 | 768 | 52 | 298 | 2,111 | 4,488 |
| Other | — | — | — | — | — | 338 | (338) | 844 | — | 844 |
| Adjusted Corporate operating loss[2] | ($14,229) | ($13,999) | ($13,157) | ($14,265) | ($13,583) | ($13,091) | ($12,572) | ($12,239) | ($55,650) | ($51,485) |

[1] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[2] Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] Operating income for Q3'18 and Q4'18 includes $22.9 million $1.0 million, respectively, for the gain on divested assets, net.

21

# ADJUSTED NET EARNINGS & ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

| (Dollars in thousands - except per-share amounts) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | Q3'18 | Q4'18 | Twelve Months Ended December 31, 2017 | 2018 |
|---|---|---|---|---|---|---|---|---|---|---|
| GAAP net earnings (loss) | $7,515 | $8,037 | $863 | $80,924 | $2,600 | $6,961 | $34,444 | ($187,772) | $97,339 | ($143,767) |
| Adjustments, after tax[1]: | | | | | | | | | | |
| Directors' equity-based compensation (benefit) expense | (957) | (988) | 306 | (242) | (532) | (1,472) | 524 | (337) | (1,881) | (1,817) |
| Costs associated with Long Island facility closure | 308 | 440 | 402 | 199 | — | — | — | — | 1,349 | — |
| Costs associated with Oklahoma City facility closure | 3,786 | 183 | 3,338 | 2,434 | — | — | — | — | 9,741 | — |
| Manchester Industries acquisition related expenses | 76 | 70 | — | — | — | — | — | — | 146 | — |
| Write-off of assets as a result of Warehouse Automation project | — | 27 | — | — | — | — | — | — | 27 | — |
| Accelerated depreciation of assets as a result of Warehouse Automation project | — | 161 | 79 | — | — | — | — | — | 240 | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | 317 | 1,189 | 3,828 | 796 | 143 | 447 | 1,506 | 5,214 |
| Federal tax rate change[3] | — | — | — | (70,055) | — | — | — | — | (70,055) | — |
| Impact of state tax rate changes | — | — | — | — | (676) | — | — | — | — | (676) |
| Consumer Products reorganization related expenses | — | — | — | — | — | 586 | 108 | 80 | — | 774 |
| Other | — | — | — | — | — | 250 | (250) | 693 | — | 693 |
| Gain on divested assets, net | — | — | — | — | — | — | (12,680) | (828) | — | (13,508) |
| Goodwill impairment | — | — | — | — | — | — | — | 195,079 | — | 195,079 |
| Adjusted net earnings[2] | $10,728 | $7,930 | $5,305 | $14,449 | $5,220 | $7,121 | $22,289 | $7,362 | $38,412 | $41,992 |
| Net earnings (loss) per diluted common share | $0.45 | $0.48 | $0.05 | $4.88 | $0.16 | $0.42 | $2.08 | ($11.39) | $5.88 | ($8.72) |
| Adjustments, after tax[1]: | | | | | | | | | | |
| Directors' equity-based compensation (benefit) expense | (0.06) | (0.06) | 0.02 | (0.01) | (0.03) | (0.09) | 0.03 | (0.02) | (0.11) | (0.11) |
| Costs associated with Long Island facility closure | 0.02 | 0.03 | 0.02 | 0.01 | — | — | — | — | 0.08 | — |
| Costs associated with Oklahoma City facility closure | 0.23 | 0.01 | 0.20 | 0.15 | — | — | — | — | 0.59 | — |
| Manchester Industries acquisition related expenses | — | 0.01 | — | — | — | — | — | — | 0.01 | — |
| Write-off of assets as a result of Warehouse Automation project | — | — | — | — | — | — | — | — | — | — |
| Accelerated depreciation of assets as a result of Warehouse Automation project | — | 0.01 | 0.01 | — | — | — | — | — | 0.01 | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | 0.02 | 0.07 | 0.22 | 0.04 | 0.01 | 0.03 | 0.09 | 0.32 |
| Federal tax rate change[3] | — | — | — | (4.23) | — | — | — | — | (4.23) | — |
| Impact of state tax rate changes | — | — | — | — | (0.04) | — | — | — | — | (0.04) |
| Consumer Products reorganization related expenses | — | — | — | — | — | 0.04 | 0.01 | 0.01 | — | 0.05 |
| Other | — | — | — | — | — | 0.02 | (0.02) | 0.04 | — | 0.04 |
| Gain on divested assets, net | — | — | — | — | — | — | (0.76) | (0.05) | — | (0.82) |
| Goodwill impairment | — | — | — | — | — | — | — | 11.83 | — | 11.83 |
| Adjusted net earnings per diluted common share[2] | $0.64 | $0.48 | $0.32 | $0.87 | $0.31 | $0.43 | $1.35 | $0.45 | $2.32 | $2.55 |

[1] All non-tax items are tax effected at the expected annual rate for that period.
[2] Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] The federal tax rate change in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

22

# ADJUSTED INCOME TAX PROVISION RECONCILIATION OF NON-GAAP FINANCIAL MEASURE (UNAUDITED)

CLEARWATER PAPER.

| (Dollars in thousands) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | Q3'18 | Q4'18 | Twelve Months Ended December 31, 2017 | 2018 |
|---|---|---|---|---|---|---|---|---|---|---|
| GAAP income tax (provision) benefit | ($5,000) | ($3,955) | $3,095 | $62,245 | $360 | ($2,510) | ($3,675) | ($4,480) | $56,385 | ($10,305) |
| Adjustments, tax impact: | | | | | | | | | | |
| Directors' equity-based compensation benefit (expense) | 493 | 495 | (157) | 121 | 177 | 518 | (245) | 73 | 952 | 523 |
| Costs associated with Long Island facility closure | (158) | (221) | (208) | (99) | — | — | — | — | (686) | — |
| Costs associated with Oklahoma City facility closure | (1,951) | (92) | (1,719) | (1,215) | — | — | — | — | (4,977) | — |
| Manchester Industries acquisition related expenses | (39) | (35) | — | — | — | — | — | — | (74) | — |
| Write-off of assets as a result of Warehouse Automation project | — | (14) | — | — | — | — | — | — | (14) | — |
| Accelerated depreciation of assets as a result of Warehouse Automation project | — | (80) | (41) | — | — | — | — | — | (121) | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | (163) | (594) | (1,276) | (280) | (67) | (98) | (757) | (1,721) |
| Federal tax rate change[2] | — | — | — | (70,055) | — | — | — | — | (70,055) | — |
| Impact of state tax rate changes | — | — | — | — | (676) | — | — | — | — | (676) |
| Consumer Products reorganization related expenses | — | — | — | — | — | (206) | (50) | (18) | — | (274) |
| Other | — | — | — | — | — | (88) | 88 | (151) | — | (151) |
| Gain on divested assets, net | — | — | — | — | — | — | 10,264 | 180 | — | 10,444 |
| Goodwill impairment | — | — | — | — | — | — | — | — | — | — |
| Adjusted income tax (provision) benefit[1] | ($6,655) | ($3,902) | $807 | ($9,597) | ($1,415) | ($2,566) | $6,315 | ($4,494) | ($19,347) | ($2,160) |

[1] Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
[2] The federal tax rate change in Q4'17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

23

# EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

| (Dollars in thousands) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | Q3'18 | Q4'18 | Twelve Months Ended December 31, 2017 | Twelve Months Ended December 31, 2018 |
|---|---|---|---|---|---|---|---|---|---|---|
| Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[1] | | | | | | | | | | |
| GAAP net earnings (loss) | $7,515 | $8,037 | $863 | $80,924 | $2,600 | $6,961 | $34,444 | ($187,772) | $97,339 | ($143,767) |
| Interest expense, net | 8,043 | 7,673 | 7,683 | 7,975 | 8,020 | 7,723 | 7,547 | 7,330 | 31,374 | 30,620 |
| Income tax provision (benefit) | 5,000 | 3,955 | (3,095) | (62,245) | (360) | 2,510 | 3,675 | 4,480 | (56,385) | 10,305 |
| Depreciation and amortization expense | 27,557 | 26,055 | 25,856 | 25,522 | 25,167 | 25,177 | 25,342 | 26,267 | 104,990 | 101,953 |
| EBITDA[1] | $48,115 | $45,720 | $31,307 | $52,176 | $35,427 | $42,371 | $71,008 | ($149,695) | $177,318 | ($889) |
| Directors' equity-based compensation (benefit) expense | (1,450) | (1,483) | 463 | (363) | (709) | (1,990) | 769 | (410) | (2,833) | (2,340) |
| Costs associated with Long Island facility closure | 466 | 365 | 314 | 298 | — | — | — | — | 1,443 | — |
| Costs associated with Oklahoma City facility closure | 2,074 | 275 | 5,057 | 3,649 | — | — | — | — | 11,055 | — |
| Manchester Industries acquisition related expenses | 115 | 105 | — | — | — | — | — | — | 220 | — |
| Write-off of assets as a result of Warehouse Automation project | — | 41 | — | — | — | — | — | — | 41 | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | 480 | 1,783 | 5,104 | 1,076 | 210 | 545 | 2,263 | 6,935 |
| Consumer Products reorganization related expenses | — | — | — | — | — | 792 | 158 | 98 | — | 1,048 |
| Other | — | — | — | — | — | 338 | (338) | 844 | — | 844 |
| Gain on divested assets, net | — | — | — | — | — | — | (22,944) | (1,008) | — | (23,952) |
| Goodwill impairment | — | — | — | — | — | — | — | 195,079 | — | 195,079 |
| Adjusted EBITDA[2] | $49,320 | $45,023 | $37,621 | $57,543 | $39,822 | $42,587 | $48,863 | $45,453 | $189,507 | $176,725 |

[1] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings. EBITDA is net earnings adjusted for net interest expense, income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
[2] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

24

# SEGMENT EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

| (Dollars in thousands) | Q1'17 | Q2'17 | Q3'17 | Q4'17 | Q1'18 | Q2'18 | Q3'18 | Q4'18 | Twelve Months Ended December 31, 2017 | Twelve Months Ended December 31, 2018 |
|---|---|---|---|---|---|---|---|---|---|---|
| Consumer Products | | | | | | | | | | |
| Operating income (loss)[1,4] | $6,204 | $10,698 | $4,525 | $7,546 | $1,629 | ($3,604) | $21,675 | ($193,558) | $28,973 | ($173,858) |
| Depreciation and amortization expense | 18,242 | 16,292 | 16,073 | 14,400 | 14,297 | 14,220 | 14,447 | 14,820 | 65,007 | 57,784 |
| Segment EBITDA[2] | $24,446 | $26,990 | $20,598 | $21,946 | $15,926 | $10,616 | $36,122 | ($178,738) | $93,980 | ($116,074) |
| Costs associated with Long Island facility closure | 466 | 365 | 314 | 298 | — | — | — | — | 1,443 | — |
| Costs associated with Oklahoma City facility closure | 2,074 | 275 | 5,057 | 3,649 | — | — | — | — | 11,055 | — |
| Write-off of assets as a result of Warehouse Automation project | — | 41 | — | — | — | — | — | — | 41 | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | — | 20 | 1,443 | 216 | 87 | 241 | 20 | 1,987 |
| Consumer Products reorganization related expenses | — | — | — | — | — | 792 | 158 | 98 | — | 1,048 |
| Gain on divested assets, net | — | — | — | — | — | | (22,944) | (1,008) | — | (23,952) |
| Goodwill impairment | — | — | — | — | — | — | — | 195,079 | — | 195,079 |
| Segment Adjusted EBITDA[3] | $26,986 | $27,671 | $25,969 | $25,913 | $17,369 | $11,624 | $13,423 | $15,672 | $106,539 | $58,088 |
| Pulp and Paperboard | | | | | | | | | | |
| Operating income[1] | $27,200 | $21,071 | $14,735 | $34,354 | $26,154 | $34,192 | $38,280 | $31,800 | $97,360 | $130,426 |
| Depreciation and amortization expense | 8,105 | 8,356 | 8,328 | 9,685 | 9,429 | 9,361 | 9,316 | 9,692 | 34,474 | 37,798 |
| Segment EBITDA[2] | $35,305 | $29,427 | $23,063 | $44,039 | $35,583 | $43,553 | $47,596 | $41,492 | $131,834 | $168,224 |
| Reorganization expenses associated with SG&A cost control measures | — | — | — | 132 | 291 | 92 | 71 | 6 | 132 | 460 |
| Segment Adjusted EBITDA[3] | $35,305 | $29,427 | $23,063 | $44,171 | $35,874 | $43,645 | $47,667 | $41,498 | $131,966 | $168,684 |
| Corporate | | | | | | | | | | |
| Operating loss[1] | ($12,894) | ($12,621) | ($14,100) | ($15,533) | ($16,244) | ($12,207) | ($13,055) | ($12,971) | ($55,148) | ($54,477) |
| Depreciation and amortization expense | 1,210 | 1,407 | 1,455 | 1,437 | 1,441 | 1,596 | 1,579 | 1,755 | 5,509 | 6,371 |
| Non-operating pension and other postretirement benefit costs[1] | 48 | 517 | 291 | 287 | (1,279) | (1,187) | (1,234) | (1,233) | 1,143 | (4,933) |
| Corporate EBITDA[2] | ($11,636) | ($10,697) | ($12,354) | ($13,809) | ($16,082) | ($11,798) | ($12,710) | ($12,449) | ($48,496) | ($53,039) |
| Directors' equity-based compensation (benefit) expense | (1,450) | (1,483) | 463 | (363) | (709) | (1,990) | 769 | (410) | (2,833) | (2,340) |
| Manchester Industries acquisition related expenses | 115 | 105 | — | — | — | — | — | — | 220 | — |
| Reorganization expenses associated with SG&A cost control measures | — | — | 480 | 1,631 | 3,370 | 768 | 52 | 298 | 2,111 | 4,488 |
| Other | — | — | — | — | — | 338 | (338) | 844 | — | 844 |
| Corporate Adjusted EBITDA[3] | ($12,971) | ($12,075) | ($11,411) | ($12,541) | ($13,421) | ($12,682) | ($12,227) | ($11,717) | ($48,998) | ($50,047) |

[1] In the first quarter of 2018, we adopted a new accounting standard that resulted in a change in the presentation of pension and postretirement benefit costs other than service costs on a line outside of operating income. The corresponding prior period amounts have been reclassified to conform with the current period presentation.
[2] Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization and non-operating pension and other postretirement benefit costs. It should not be considered as an alternative to segment operating income (loss) computed under GAAP.
[3] Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
[4] Operating income for Q3'18 and Q4'18 includes $22.9 million $1.0 million, respectively, for the gain on divested assets, net.

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